UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported):	April 19, 2005

State Financial Services Corporation
(Exact name of registrant as specified in its charter)

Wisconsin	000-18166	39-1489983
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

815 North Water Street, Milwaukee, Wisconsin 53202-3526
(Address of principal executive offices, including zip code)

(414) 425-1600
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[X]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.     Results of Operations and Financial Condition.

        On April 19, 2005, State Financial Services Corporation (the “Company”) issued a press release announcing the Company’s financial results for the quarter ended March 31, 2005. A copy of the Company’s press release is being furnished as Exhibit 99 to this Current Report.

Item 9.01.     Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits. The following exhibit is being furnished herewith:

(99)	Press Release of State Financial Services Corporation, dated April 19, 2005.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STATE FINANCIAL SERVICES CORPORATION
Date: April 20, 2005	By: /s/ Daniel L. Westrope
Daniel L. Westrope
Executive Vice President and Chief Financial Officer

STATE FINANCIAL SERVICES CORPORATION

Exhibit Index to Current Report on Form 8-K

Exhibit
Number

(99)	Press Release of State Financial Services Corporation, dated April 19, 2005.